UNITED STATES SECURITIES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                 SCHEDULE 14A
                                (RULE 14A-101)

                           SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            Jeffersonville Bancorp
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

   -----------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined)

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[ ] Fee paid previously with preliminary proxy materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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
                            JEFFERSONVILLE BANCORP
                             4866 STATE ROUTE 52
                        JEFFERSONVILLE, NEW YORK 12748


                               PROXY STATEMENT
                     ------------------------------------
                        ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD APRIL 27, 2004

     The accompanying proxy is solicited by and on behalf of the Board of Directors of Jeffersonville Bancorp, a New York Company, for use at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held on April 27, 2004 at 3:00 p.m. at The First National Bank of Jeffersonville, Jeffersonville, New York 12748, and any adjournment thereof. The purposes of the Annual meeting are:

     (a) to elect three directors to the Board of Directors of the Company for three-year terms;

     (b) to ratify KPMG LLP as independent auditors for the Company for the year ending December 31, 2004; and

     (c) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Solicitation of proxies may be made in person or by mail, telephone or telegraph, by directors, officers and other employees of the Company. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse the forwarding expenses. The cost of solicitation of proxies will be paid by the Company. This Proxy Statement was first mailed to stockholders on or about March 26, 2004.

     In order to make sure that your vote is represented at the Annual Meeting, indicate your vote on the enclosed proxy form and sign, date and return it in the enclosed envelope. If you attend the Annual Meeting and prefer to vote in person, you may do so. You may also revoke your proxy at the Annual Meeting and vote in person.

     The Company has its principal executive offices at 4866 State Route 52, Jeffersonville, New York 12748; telephone (845) 482-4000.

                           JEFFERSONVILLE BANCORP
                             4866 STATE ROUTE 52
                       JEFFERSONVILLE, NEW YORK 12748
                   ----------------------------------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD APRIL 27, 2004


Dear Stockholder:

     Notice is hereby given that the Annual Meeting of the Stockholders of Jeffersonville Bancorp (the "Company") will be held in the Company's Board Room at The First National Bank of Jeffersonville (the "Bank") 4866 State Route 52, Jeffersonville, New York 12748 at 3:00 p.m. on April 27, 2004 for the following purposes:

     (1) To elect three directors to the Board of Directors to serve for three-year terms (Proposal 1);

     (2) To ratify the appointment of KPMG LLP as independent auditors for the Company for its year ending December 31, 2004 (Proposal 2); and

     (3) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only those holders of record of common stock of the Company, par value $0.50 per share (the "Common Stock"), at the close of business on March 12, 2004 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     You are cordially invited and urged to attend the Annual Meeting in person, but if you are unable to do so, please date, sign and promptly return the enclosed proxy in the enclosed, self-addressed stamped envelope. You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed later-dated proxy or by voting in person at the meeting.

                                       By Order of the Board of Directors

                                       Arthur E. Keesler
                                       Chairman

Jeffersonville, New York
March 19, 2004

                            JEFFERSONVILLE BANCORP

     The Company was organized as a New York company on January 12, 1982 for the purpose of becoming a registered bank holding company under the Bank Holding Company Act of 1956, as amended. Effective June 30, 1982, the Company became the registered bank holding company for the Bank, which was chartered in 1913 and organized under the National Banking Laws of the United States.

     The Company does not pay any separate compensation to its directors or officers and the compensation payments and benefit plans described in this proxy are paid by the Bank. The same individuals serve on the Board of Directors of both the Company and the Bank.

                                 NEW BUSINESS

     At an annual meeting of stockholders, only such new business shall be conducted and only proposals with respect to such new business shall be considered or acted upon, as shall have been brought before such meeting by or at the direction of the Board of Directors or by any stockholder of the Company who gives timely notice in writing to the Secretary of the Company as set forth in Section 2.13 of the Company's Bylaws. For new business to be properly brought before an annual meeting of stockholders by a stockholder, the stockholder must deliver notice to, or notice must be mailed and received at, the Company's principal executive office not less than 120 calendar days in advance of the date the Company's proxy statement is sent to stockholders in connection with the previous year's annual meeting of stockholders (i.e., November 29, 2003), except that, if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, such notice shall be received by the Company in a reasonable time before the solicitation is made. A stockholder's notice must be addressed to the Secretary of the Company. A stockholder's notice to the Secretary shall set forth, as to each matter of business the stockholder proposes to bring before the meeting, (i) a brief description of the matter desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address as they appear on the Company's books, of the stockholder proposing such proposal; (iii) the class and number of shares of the Company's stock that are beneficially owned by the stockholder on the date of such stockholder notice and by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice; and (iv) any financial interest of the stockholder in such proposal.

                           NOMINATION OF DIRECTORS

     The Nominating and Corporate Governance Committee is responsible for determining the qualification of and nominating persons for election to the board of directors, including (if applicable) shareholder nominations that comply with the notice procedures set forth in the Company's Bylaws. The Board of Directors believes that it should be comprised of Directors who possess the highest personal and professional ethics, integrity, and values, and who shall have demonstrated exceptional ability and judgment and who shall be most effective in representing the long-term interests of the shareholders.

     When seeking candidates for Director, the Nominating and Corporate Governance Committee may solicit suggestions from incumbent Directors, management or others. The committee also has the authority to retain any search firm to assist in the identification of director candidates.

     The Company's Bylaws also permit shareholders eligible to vote at the annual meeting to make nominations for directors, but only if such nominations are made pursuant to timely notice in writing to the Secretary of the Company. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of the Company not less than 120 calendar days in advance of the date of the corporation's proxy statement sent to shareholders in connection with the previous year's annual meeting of shareholders. Section 2.12 of the Company's Bylaws requires that the notice include: (a) as to each person whom the shareholder proposes to nominate for election as a director, (i) the name, age, business address, and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Company's stock that are beneficially owned by such person, and (iv) any other information relating to such person that would be required to be disclosed pursuant to Regulations 13D and 13G under the Securities Exchange Act of 1934; and (b) as to the shareholder giving notice (i) the name and address of such shareholder and any other shareholders known by such shareholder to be supporting such nominee(s) and
(ii) the number of shares of the Company which are beneficially owned by such shareholder and beneficially owned by any other shareholders known by such shareholder to be supporting such nominee(s) on the date of such shareholder notice.

                              QUORUM AND VOTING

     Only holders of record of Common Stock at the close of business on March 12, 2004, are entitled to notice of and to vote on matters to come before the Annual Meeting or any adjournment thereof. On the record date, there were 679 holders of record of the 4,434,321 shares of common stock then outstanding and eligible to be voted at the Annual Meeting.

     The presence in person or by proxy of the holders of a majority of outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting or any adjournment thereof. The Company's bylaws allow for cumulative voting for directors. Under New York corporate law, directors are elected by a plurality of the votes cast at a meeting of shareholders by the holders of shares entitled to vote in the election (in person or represented by proxy) at the Annual Meeting and entitled to vote on the matter. Unless otherwise required by law or the Company's Certificate of Incorporation, any other matter put to a shareholder vote will be decided by the affirmative vote of a majority of the votes cast at the Annual Meeting, whether in person or by proxy, and entitled to vote on the matter. The record holders the Common Stock are entitled to one vote in person or by proxy in respect to each such share on each matter to come before the Annual Meeting.

     Each proxy, unless the stockholder otherwise indicates therein, will be voted "FOR" the election of the three persons named in the Proxy Statement as the Board of Directors' nominees for election to the Board of Directors and "FOR" the ratification of KPMG LLP as independent auditors. In each case where the stockholder appropriately specified how the proxy is to be voted, it will be voted in accordance with his or her specification. Stockholders may designate a person or persons other than those named in the enclosed proxy to vote their shares at the Annual Meeting or any adjournment thereof. As to any other matter of business which may be brought before the Annual Meeting or any adjournment thereof, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the persons voting the same, but the Board does not know of any such other matters of business.

REVOCATION OF PROXIES

     Any stockholder of record has the power to revoke his or her proxy at any time, insofar as it has not been exercised, by written notice of revocation or by submitting a subsequently dated proxy to Charles E. Burnett at the Company, P.O. Box 398, Jeffersonville, New York 12748, or by oral revocation given by the stockholder in person at the Annual Meeting or any adjournment thereof or by voting in person at the Annual Meeting.

ABSTENTIONS AND BROKER NON-VOTES

     Abstentions and broker non-votes will be treated as shares that are present or represented, and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting. Broker non-votes will not be counted as a vote cast or entitled to vote on any matter presented at the Annual Meeting. Abstentions will be treated as no votes in determining the number of votes cast in connection with any matter presented at the Annual Meeting. Attendance at the meeting will not be itself revoke a proxy.

                            ELECTION OF DIRECTORS
                                (PROPOSAL 1)

     The Board of Directors currently consists of 11 members. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. The Board is divided into three classes (I, II, III), and each director serves a three-year term. If the term of office for the Class in which a director is elected expires prior to the director's third year in service, the director will stand for reelection with the other Class members for a full three-year term. One class of directors is to be elected annually. Presently, all directors of the Company also are directors of the Company's wholly owned subsidiary, The First National Bank of Jeffersonville (the "Bank").

     The terms of office for the Class III directors expires at the Annual Meeting. The Board of Directors has nominated the following members of Class III to stand for election as directors for an additional three-year term:
Douglas A. Heinle, James F. Roche and Kenneth C. Klein. There are no shareholder nominees for Class III directors. All nominees are currently members of the Board.

INFORMATION AS TO NOMINEES AND OTHER DIRECTORS

     The following table sets forth the names of the Board of Directors' nominees for election as directors and the current directors of Jeffersonville Bancorp. Also set forth is certain other information with respect to each such person's age at December 31, 2003, the periods during which such person has served as a director of Jeffersonville Bancorp and positions currently held with Jeffersonville Bancorp and its wholly owned subsidiary, The First National Bank of Jeffersonville.


                                                                                                   POSITIONS HELD WITH
DIRECTOR NOMINEES                AGE AT                                                           JEFFERSONVILLE BANCORP
FOR A THREE-YEAR TERM:      DECEMBER 31, 2003      DIRECTOR SINCE      EXPIRATION OF TERM              AND THE BANK
---------------------------------------------------------------------------------------------------------------------------

Douglas A. Heinle                  74                   1982                  2004                       Director

Kenneth C. Klein                   43                   2000                  2004                       Director

James F. Roche                     70                   1982                  2004                       Director



                                                                                                    POSITIONS HELD WITH
                                 AGE AT                                                           JEFFERSONVILLE BANCORP
CONTINUING DIRECTORS:      DECEMBER 31, 2003       DIRECTOR SINCE      EXPIRATION OF TERM              AND THE BANK
---------------------------------------------------------------------------------------------------------------------------
John K. Gempler                    61                   1982                  2005                 Corporate Secretary
                                                                                                       and Director

Gibson E. McKean                   69                   1982                  2005                       Director

Edward T. Sykes                    59                   1982                  2005                       Director

John W. Galligan                   67                   1982                  2006                       Director

Solomon Katzoff                    78                   1982                  2006                       Director

Arthur E. Keesler                  72                   1985                  2006                Chairman and Director

Raymond Walter                     57                   1994                  2006               President of the Company,
                                                                                                Director and President and
                                                                                                 Chief Executive Officer
                                                                                                       of the Bank

Earle A. Wilde                     75                   1982                  2006                       Director


     GIBSON E. MCKEAN is the president of Gibson E. McKean Inc., a real estate brokerage firm.

     JAMES F. ROCHE is a principal of Roche's Garage, Inc., an automobile dealer. He is also a principal of Roche Lease Corp and Arden Enterprises.

     EDWARD T. SYKES is the president of Mike Preis Inc., an insurance brokerage firm. He is also president of LRS Inc.

     RAYMOND WALTER is the president of Jeffersonville Bancorp. He is also the president and chief executive officer of The First National Bank of Jeffersonville, a position he has held since February 1994. Mr. Walter joined the Bank in December 1973.

     JOHN W. GALLIGAN is a land surveyor with the John W. Galligan Company.

     JOHN K. GEMPLER is the manager of Callicoon Cooperative Insurance Company.

     DOUGLAS A. HEINLE is a retired Postmaster of the U.S. Postal Service.

     SOLOMON KATZOFF is the president of Katzoff Realty Inc., a real estate brokerage firm.

     ARTHUR E. KEESLER is the chairman of Jeffersonville Bancorp. He is also the chairman of the board of directors of The First National Bank of Jeffersonville. Mr. Keesler retired as president and chairman of The First National Bank of Jeffersonville in 1994.

     KENNETH C. KLEIN is an attorney with his own practice.

     EARLE A. WILDE is retired from the Cornell Cooperative Extension Service.

     It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. The Board believes that the nominees will stand for election and knows of no reason why any nominee might be unable to serve if elected.

DIRECTOR INDEPENDENCE

     The Board of Directors has determined that all Directors, excluding Messrs. Gempler, Keesler and Walter, meet the standards of independence set forth by the NASDAQ Stock Market. Messrs Gempler, Keesler and Walter are not considered independent because they are executive officers of the Company and the Bank.

REQUIRED VOTE

     Directors will be elected by a plurality of the shares present, either in person or represented by proxy, at the Annual Meeting and entitled to vote on the matter. Your appointed proxies will vote your shares "For" the three nominees unless you instruct otherwise in the proxy form.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE THREE NOMINEES TO THE BOARD OF DIRECTORS.

                                    * * *

                                CODE OF ETHICS

     The Board of Directors has adopted a code of ethics that applies to all of our employees, officers and directors. Beginning on or before the date of the 2004 Annual Meeting, a copy of the code of ethics will be available on our website at: www.jeffbank.com.

     You can also obtain a printed copy of our code of ethics, without charge, by contacting us at the following address:

     Jeffersonville Bancorp, Inc.
     4866 State Route 52, PO Box 398
     Jeffersonville, New York 12748
     Attn: Raymond Walter

                        BOARD MEETINGS AND COMMITTEES

     The Board of Directors has an Audit Committee. It was composed of Messrs. Galligan (Chairman), Roche and Heinle on December 31, 2003. The function of the Audit Committee is to institute, oversee and assist the internal and external bank auditors. The Audit Committee had four regularly scheduled meetings during 2003. Each of the members of the Audit Committee meet the independence requirements of the rules of the NASDAQ listing standards and applicable rules and regulations of the Securities and Exchange Commission. The Board of Directors does not have an "audit committee financial expert" (as that term is defined in Item 401(h) of Regulation S-K promulgated by the SEC) serving on its audit committee. The Company has determined that its current audit committee members do not meet the definition as provided in the SEC's regulations, but that each member has sufficient experience and expertise to fulfill their responsibilities to the Board and the shareholders.

     The Board of Directors has a Nominating and Corporate Governance Committee. The members are Messrs. Klein, Katzoff and Wilde. The committee had no meetings in 2003. All members of the Nominating and Corporate Governance Committee are independent for purposes of NASDAQ Rule 4200. The committee acts pursuant to a written charter adopted by the Board, a copy of which is attached hereto as Appendix A.

     The Board of Directors has a standing Compensation Committee on which board membership is rotated annually. It was composed of Messrs. Sykes (Chairman), Roche and Gempler on December 31, 2003. The function of the Compensation Committee is to review the compensation and benefits of the directors, officers and executive officers of the Company. The Compensation Committee had two regularly scheduled meetings during 2003. All members of the Compensation Committee are independent for purposes of NASDAQ Rule 4200.

     The Board of Directors has a standing Loan Committee on which board membership is rotated monthly. It was composed of Messrs. Walter (Chairman), Keesler, Wilde and Gempler on December 31, 2003. The function of this committee is to review loan applications for new credit extensions. The Loan Committee had 24 scheduled meetings during 2003.

     The Strategic Planning and EDP Committee of the Board of Directors is also rotated annually. It was composed of Messrs. Klein (Chairman), Keesler, Walter and Katzoff on December 31, 2003. The function of this committee is to look ahead to prepare for future trends and changes. They also serve as the Data Processing Committee reviewing future changes and enhancements in the Bank's data processing applications. This committee had four meetings during 2003.

     The Board of Directors has a standing Compliance Committee on which membership is rotated annually. It was composed of Messrs. Keesler (Chairman), Wilde and Walter. In addition the Compliance Officer regularly attends. The Compliance Committee had four regularly scheduled meetings in 2003. The function of the Compliance Committee is to assist and oversee the compliance program.

     The Board of Directors has a standing Insurance Committee. It was composed of Messrs. Walter (Chairman), Keesler, Klein and McKean. The function of the Insurance Committee is to review the Company's insurance program and make recommendations. The Insurance Committee had no meetings in 2003.

     The Company had 13 regularly scheduled Board meetings during 2003. Each director has attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period that the individual served and (ii) the total number of meetings held by all committees of the Board on which the director served during the period that the individual served. While the Company does not have any written policy with regard to Board member's attendance at the annual meeting of shareholders, Board members are expected to attend the annual meeting. Last year, with the exception of Solomon Katzoff, all of the individuals then serving as directors attended the annual meeting.

                  SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

     The Corporation's shareholders who want to communicate with the Board of Directors or any individual Director can write to:

     Jeffersonville Bancorp, Inc.
     4866 State Route 52, PO Box 398
     Jeffersonville, New York 12748
     Attn: Raymond Walter

     All communications received (except for communications that are primarily commercial in nature or relate to an improper or irrelevant topic) will be forwarded to the full Board.

                          COMPENSATION OF DIRECTORS

     The Bank pays members of its Board of Directors a fee of $600 per meeting of the Board attended, with two absences per year also paid and $500 per meeting attended for members who serve on each of the Audit Committee, Personnel Committee, Strategic Planning Committee, Compliance Committee, Insurance Committee and Loan Committee. Mr. Walter and Mr. Keesler do not receive Loan Committee fees. The Chairman of the Board is paid a $60,000 annual fee in addition to regular meeting fees. The Board Secretary is paid $600 per meeting in addition to regular meeting and committee fees. The Company pays no honorariums to its Board of Directors.

                          DIRECTOR CONSULTATION PLAN

     On March 11, 2003 the Bank adopted the Director Consultation Plan to secure the ongoing services of certain directors of the Bank upon their retirement as director of the Bank. The Director Consultation Plan will be administered by the Board of Directors of the Bank. The participants in the Director Consultation Plan will be limited to Douglas Heinle, Solomon Katzoff, Gilbert Weiss, and Earle Wilde. Under the Director Consultation Plan each participating director, upon retirement will become a participant in the Director Consultation Plan and will receive an annual sum equal to eighty percent of the average annual cash fees the director received as a director of the Bank during the three calendar years preceding the date the director retired as a director of the Bank. The payments shall be made in monthly installments. To qualify for payments under the Director Consultation Plan, the former director, in his status as an independent contractor and consultant, must perform designated services for the Bank including providing advice and comprehensive input on strategic and operational issues and policies as requested by the Bank. The director's term as consultant shall begin on the date of termination of services as a director of the Bank and continue until the earlier of: 1) death; 2) resignation by the former director as a consultant; or 3) determination by the Board of Directors that the former director has not adequately fulfilled his service requirements to the Bank as a consultant. Gilbert Weiss elected to exercise this option in February 2003 and continues to serve as a consultant with the title of Director Emeritus. The plan is effective as of February 1, 2003.

                           DIRECTOR RETIREMENT PLAN

     On March 11, 2003 the Board of Directors of the Bank established the Director Retirement Plan to provide retirement benefits to directors who have contributed to the growth and success of the Bank. Under the Director Retirement Plan, which shall be administered by the Board of Directors of the Bank, each participating director will be paid an annual retirement benefit in monthly installments commencing on the first business day of the month following his retirement date and continuing for the life of the former director. However, no benefit shall be payable under the Director Retirement Plan to an individual who is removed as a director of the Bank for cause. In the event a director participating in the Director Retirement Plan dies after his retirement date, all benefits payable under the Director Retirement Plan will cease after the payment coinciding with the month in which the former director's death occurs and the former director's beneficiaries will have no right to any further benefits under the Director Retirement Plan. No benefits will be paid under the Director Retirement Plan to beneficiaries of a participating director who dies prior to his retirement date from the Board or who dies prior to the date the director's deferred annual retirement benefit would commence. In the event of a change of control of the Bank, each participating director will be deemed to have terminated service at the age of seventy-five, without regard to his actual age, and thereafter, the former director will be entitled to receive an annual retirement benefit payable under the Director Retirement Plan. The Director Retirement Plan is an unfunded arrangement and does not relate to any specific funds of the Bank.

     The payments of benefits under the Director Retirement Plan will be made from the general assets of the Bank and the participant will have only the rights of an unsecured creditor of the Bank with respect to those payments. The Bank will have the right, in its sole discretion, to provide for the funding of payments required to be made through a trust or otherwise. In the event of a merger, consolidation or acquisition where the Bank or its parent holding company is not a surviving entity the agreement, the Director Retirement Plan will continue and will be in full force and effect. For purposes of the Director Retirement Plan, the annual retirement benefit is equal to an amount equal to eighty percent of the average annual cash compensation received by the participating director for services provided to the Company or the Bank during the three calendar years preceding the retirement date, provided, however, that, in no event, shall an annual retirement benefit exceed $40,000 under the Director Retirement Plan. Termination for cause under the Director Retirement Plan means the termination of service as a director because of the participating director's personal dishonesty, incompetence or willful violation of any law. The participants in the Director Retirement Plan shall be John Galligan, John Gempler, Arthur Keesler, Gibson McKean, James Roche, Edward Sykes, Kenneth Klein, and Raymond Walter. The Director Retirement Plan's is effective as of March 11, 2003.

                   RATIFICATION OF APPOINTMENT OF AUDITORS
                                (PROPOSAL 2)

     The Board of Directors has appointed the firm of KPMG LLP to continue as independent auditor of the Company for the fiscal year ending December 31, 2004, subject to ratification of such appointment by the stockholders. KPMG LLP was appointed as the independent auditors of the Company in 1989. Unless otherwise indicated, properly executed proxies will be voted in favor of ratifying the appointment of KPMG LLP, independent certified public accountants, to audit the books and accounts of the Company for the year ending December 31, 2004. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

REQUIRED VOTE

     The affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon is required to approve and adopt this amendment.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF KPMG LLP AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2004.

                                    * * *

                        SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of March 12, 2004 with respect to the amount of the Company's Common Stock beneficially owned by each director of the Company, each nominee for election as a director, each of the named executive officers and by all directors and executive officers of the Company as a group.

                                                                   PERCENT OF
                                             SHARE OF COMMON      COMMON STOCK
NAME AND POSITION                            STOCK OWNED (1)       OUTSTANDING
------------------------------------------------------------------------------

Arthur E. Keesler,
Chairman and Director                          64,000 (2)             1.44

Raymond Walter,
President and Director                          23,322(7)             0.53

John K. Gempler,
Secretary and Director                         69,000 (3)             1.56

John M. Riley, Vice President                 3,765.977 (8)           0.08

John W. Galligan, Director                       30,075               0.68

Douglas A. Heinle, Director
(and Director Nominee                        48,939.867 (9)           1.10

Solomon Katzoff, Director                      71,404 (4)             1.61

Gibson E. McKean, Director                   103,377.689 (5)          2.33

James F. Roche, Director
(and Director Nominee)                           102,270              2.31

Edward T. Sykes, Director                        36,451               0.82

Earle A. Wilde, Director                     64,458.390 (6)           1.45

Kenneth C. Klein, Director
(and Director Nominee)                          1,513.775             0.03

Gilbert E. Weiss, Director Emeritus           155,400 (10)            3.50

Charles E. Burnett, CFO/Treasurer             421.555 (11)            0.01

Wayne V. Zanetti, Vice President                  8,500               0.19

All Directors and Executive Officers
as a group (15 persons)                        782,899.253           17.66


(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if such person has or shares voting power and/or investment power with respect to the security, or has the right to acquire beneficial ownership at any time within 60 days from March 12, 2004. As used herein, "voting power" includes the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of shares.

(2) Included in this number are 19,800 shares owned jointly by Mr. Keesler and his wife Jane Keesler and 14,500 shares owned by Jane Keesler.

(3) Included in this number are 3,897 shares owned jointly by Mr. Gempler and his wife Lorraine Gempler.

(4) Included in this number are 13,761 shares owned by Mr. Katzoff's wife Gertrude Katzoff.

(5) Included in this number are 17,526 shares owned by Mr. McKean's wife Marilyn McKean.

(6) Included in this number are 13,860 shares owned by Mr. Wilde's wife Elizabeth J. Wilde.

(7) Included in this number are 3,786 shares owned jointly by Mr. Walter and his wife Nancy Walter.

(8) Represents 3,765.977 shares owned jointly by Mr. Riley and his wife Mary Helen Riley.

(9) Included in this number are 108.867 shares owned by Mr. Heinle's wife Penny Heinle.

(10) Represents 155,400 shares held in the Gilbert E. Weiss and Eleanor M. Weiss Family Trust.

(11) Represents 421.555 shares owned jointly by Mr. Burnett and his wife Susan Burnett.

                   PRINCIPAL HOLDERS OF VOTING SECURITIES

     At March 12, 2004, management believed there were no beneficial owners who own 5% or more of the outstanding common stock of the Company.

                                  MANAGEMENT

Executive Officers

     The following table sets forth certain information for the executive officers of the Company and the Bank. The Company and the Bank have no employment agreements with the executive officers.


                                      AGE AT
NAME                             DECEMBER 31, 2003                POSITIONS HELD WITH THE COMPANY AND THE BANK
---------------------------------------------------------------------------------------------------------------------------

Arthur E. Keesler                       72                 Chairman of Board of the Company, Chairman of the Board of
                                                           Directors of the Bank and Director

Raymond Walter                          57                 President and Chief Executive Officer of the Company,
                                                           President and Chief Executive Officer of the Bank and Director

John K. Gempler                         61                 Corporate Secretary of the Company and Director

John M. Riley                           60                 Vice President of the Company and Executive Vice
                                                           President/Chief Lending Officer of the Bank

Wayne V. Zanetti                        54                 Vice President of the Company, Senior Vice President
                                                           and Chief Operating Officer of the Bank

Charles E. Burnett                      55                 Chief Financial Officer and Treasurer of the Company,
                                                           Senior Vice President and Chief Financial Officer of the Bank


     Information concerning the principal occupation of Messrs. Keesler, Walter and Gempler may be found under "Director Nominees." Information concerning the principal occupation of Mr. Burnett, Mr. Riley and Mr. Zanetti during at least the last five years is set forth below.

     JOHN M. RILEY is the Executive Vice President and Chief Lending Officer of The First National Bank of Jeffersonville, a position he has held since February 2000. He previously was a senior vice president of the Bank. Mr. Riley is also a Vice President of Jeffersonville Bancorp. Mr. Riley joined the Bank in February 1984.

     WAYNE V. ZANETTI is a Senior Vice President and the Chief Operating Officer of The First National Bank of Jeffersonville, a position he has held since March 2000. He was previously the Operations Division Manager of the Bank. Mr. Zanetti is also a Vice President of Jeffersonville Bancorp effective April 2003. Mr. Zanetti joined the Bank in March 1999.

     CHARLES E. BURNETT is a Senior Vice President and the Chief Financial Officer of The First National Bank of Jeffersonville, a position he has held since March 2000. He was previously the Controller of the Bank. Mr. Burnett is also the Chief Financial Officer and Treasurer of Jeffersonville Bancorp effective April 2003. Mr. Burnett jointed the Bank in January 1995.

     No director or executive officer sits on the board of directors of any Company with a class of securities registered with the Securities and Exchanges Commission pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, subject to the requirements of Section 15 (d) of such act, or any company registered under the Investment Company Act of 1940, as amended.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, certain officers and persons who own more than 10% of its common stock to file with the Securities and Exchange Commission initial reports of ownership of the Company's equity securities and to file subsequent reports when there are changes in such ownership. Based on a review of reports submitted to the Company, the Company believes that during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to the Company's directors, officers and more than 10% owners were complied with on a timely basis, except four initial Statements of Beneficial Ownership on Form 3 for Mr. Klein, Mr. Riley, Mr. Zanetti and Mr. Burnett, three reports covering one transaction each for Mr. Heinle, one report for Mr. Gempler reporting one transaction, one report for Mr. Galligan reporting one transaction, one report for Mr. Sykes reporting one transaction, one report for Mr. Katzoff reporting one transaction and one report for Mr. McKean reporting one transaction.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

     The following table sets forth a summary of all compensation paid during the last three fiscal years to the Company's President and Chief Executive Officer and all executive officers who received annual salary and bonus compensation in excess of $100,000 (the "named executive officers"). All cash compensation has been paid by the Bank. None of the named executive officers received any separate form of compensation in their capacities as officers of the Company. As to each of the named executive officers, the aggregate amount of perquisites and other personal benefits was less than 10% of the total annual salary and bonus reported for the periods indicated. The Company has not granted any bonuses or long-term compensation awards, including stock appreciation rights, stock options or restricted stock.


                          SUMMARY COMPENSATION TABLE

                                                                                                          LONG-TERM
                                                   ANNUAL COMPENSATION                               COMPENSATION AWARDS
---------------------------------------------------------------------------------------------------------------------------
                                                                                OTHER                     ALL OTHER
                                                                 PROFIT        ANNUAL                   COMPENSATION
NAME AND PRINCIPAL POSITIONS         YEAR       SALARY ($)      SHARING     COMPENSATION                 ($)(C)<F1>
---------------------------------------------------------------------------------------------------------------------------

Raymond Walter                       2003        $218,822        $41,870       $14,800                      $842
President/CEO                        2002        $206,944        $39,499       $16,400                      $729
                                     2001        $197,533        $37,263       $14,800                      $710

John M. Riley                        2003        $116,095        $19,086       $ 8,300                      $539
Vice President                       2002        $109,264        $17,998       $ 8,400                      $480
                                     2001        $103,661        $16,973       $ 7,200                      $466
---------------------------------------------------------------------------------------------------------------------------


<F1> Does not include the value of perquisites and other personal benefits because the aggregate of such compensation, if any, does not exceed the lesser of $50,000 or 10% of the total amount of annual salary and bonus for the individual for that year.



EMPLOYEE BENEFIT PLANS

Tax-Deferred Savings Plan

     The Company maintains a qualified 401K plan for all employees, which permits tax-deferred employee contributions up to 15% of salary and provides for matching contributions by the Company. In 2003, the Company matched 100% of employee contributions up to 4% of the employee's salary and 25% of the next 2% of the employee's salary. The Company contributed approximately $144,000 in 2003, $130,000 in 2002 and $132,000 in 2001. During 2003 the Bank
contributed $9,000 and $5,181 for Messrs. Walter and Riley, respectively, which amounts are included in the Executive Compensation Table.

Pension Plan

     The Bank has a defined benefit pension plan (using the New York State Bankers Retirement Plan Prototype) (the "Pension Plan") covering substantially all of its employees. The benefits are based on years of service and the employee's average compensation during the five consecutive years in the last 10 years of employment affording the highest such average. All W-2 compensation paid by the Bank to its employees up to $160,000 per year is covered by the Pension Plan, but this limitation of $160,000 may be higher due to increases in the Consumer Price Index. Participants in the Pension Plan may choose the following benefit option: one-sum payment, automatic joint and survivor annuity, life annuity with 120 stipulated payments, or full cash refund annuity. The Bank's funding policy is to contribute annually the maximum amount that can be deducted for Federal income tax purposes. Contributions are intended to provide not only benefits attributed to service to date but also for those expected to be earned in the future.

     The following table sets forth the estimated annual benefits payable upon retirement to persons who have earned the specified average annual compensation and who have completed the specified years of creditable service:



      ANNUAL                                                 YEARS OF CREDITABLE SERVICE
     AVERAGE
  COMPENSATION              15                20               25                30                35               40
---------------------------------------------------------------------------------------------------------------------------

     $ 25,000             $ 4,725           $ 6,300           $ 7,875         $  9,450          $ 11,025        $ 12,275

     $ 50,000              10,695            14,260            17,825           21,390            24,955          27,955

     $ 75,000              17,258            23,010            28,763           34,515            40,268          44,018

     $100,000              23,820            31,760            39,700           47,640            55,580          60,580

     $150,000              36,945            49,260            61,575           73,890            86,205          93,705

     $200,000              50,070            66,760            83,450          100,140           116,830         126,830


     The single plan maximum benefit limit under Internal Revenue Code
Section 415 as of January 1, 2002 is $160,000. The maximum annual compensation allowed under a qualified plan is $200,000 for 2002. The benefits above were computed assuming that (i) the normal form of payment to a single participant is used and (ii) the employee turns 65 in December 2003.

     The estimated creditable years of service until retirement for Messrs. Walter and Riley (the two executive officers in the proceeding Executive Compensation Table, who participates in the Pension Plan) is 37 and 24 years, respectively.

Profit Sharing Plan

     The Bank has a profit sharing plan (the "Profit Sharing Plan") in which all employees of the Bank with one complete year of service as of November 30 may participate for that fiscal year. Employees with less than one year of service are eligible for 1/12 of their normal share for each month of service. A profit sharing percentage is developed for each employee of the Bank ranging firm 7% to 20% of base salary, as determined by the Personnel Evaluation Committee comprised of four senior members of management. During 2003, the Bank paid Messrs. Walter and Riley $41,870 or 19.1%, $19,086 or 16.4%, respectively, pursuant to the Profit Sharing Plan, which amounts are included in the preceding Executive Cash Compensation Table.

Change of Control Severance Payment Plan

     The Board of Directors of the Company decided in 1996, that it would be in the best interest of the Company and the Bank to institute certain policies and procedures that would have the effect of securing the continued services of highly competent and dedicated senior officers of the Bank while discouraging hostile or unsolicited takeover attempts. As a result, the Board of Directors adopted through a resolution that Certain Change of Control Severance Payment Plan (the "Plan"), on January 19, 1996.

     The Plan applies to senior management officers of the Bank (the "Executives") and becomes effective when any Executive experiences a Termination Event (as defined below) within 18 months following the date of a Change of Control (as defined below). The Plan defines a "Termination Event" to mean, (a) a termination of the Executive's employment with the Company and/or the Bank; (b) a failure to renew the Executive's employment with the Company and/or the Bank; (c) a decrease in the Executive's total compensation; (d) an adverse change in the Executive's title or a reduction in the Executive's duties and responsibilities; and (e) an adverse change in the Executive's place of employment. The Plan defines "Change of Control" to mean, (i) a merger or consolidation of the Bank or the Company with or into another entity, immediately after which the equity holders of the Company immediately prior to the Change of Control (the "Historic Shareholders") own, in the aggregate, less than 50% of the outstanding equity securities of the surviving entity; (ii) a sale of outstanding or newly issued equity securities of either the Company or the Bank with the result that the Historic Shareholders own, in the aggregate, less than 50% of the outstanding equity securities of the Company or the Bank; or (iii) a sale or exchange of more than 50% of the gross assets of either the Company or the Bank.

     The Plan provides that if any Executive experiences a Termination Event within 18 months following the date of a Change of Control, then the Company, the Bank, or any successor in interest thereof, shall pay to the Executive a severance payment in cash equal to three times such Executive's highest yearly aggregate salary and cash bonus during the three years immediately preceding the year in which the Termination Event occurs.

     The Plan is not the subject of a contract or an agreement entered into between the Company and any Executive, but is merely a reflection of the Board's policy currently in effect. The Plan may be amended, modified, or rescinded at any time prior to a Change of Control by the affirmative vote of 80% or more of the directors sitting on the Board of Directors. In addition, it should be noted that the Plan specifically defines "Executive" to mean any senior management officer of the Bank. Any executive or senior management officer of the Company, therefore, who is not also a senior management officer of the Bank, would not be covered by the Plan.

Supplemental Executive Retirement Plan

     On March 11, 2003, the Board of Directors of the Bank adopted a Supplemental Executive Retirement Plan (the "SERP"), effective March 11, 2003 to permit designated executives of the Bank to receive supplemental retirement benefits from the Bank which amounts would be due under the benefit and contribution formulas in the Bank's defined benefit retirement plan and its defined contribution plan but which cannot be paid under those plans due to reductions and other limitations imposed on such plans pursuant to the Internal Revenue Code of 1986. The SERP is an unfunded, non-qualified deferred compensation plan and benefits thereunder will be paid from the general assets of the Bank. The participants in the SERP, as of March 11, 2003 are Charles Burnett, John Riley, Raymond Walter and Wayne Zanetti.

Bank Owned Life Insurance

     Life insurance coverage is provided for executive officers on an endorsement split dollar arrangement. The economic benefit (the imputed income amount of the split dollar plan) is included in column (c) of the executive compensation table.

     Life insurance coverage is being provided to directors under an endorsement split dollar arrangement. The following are the directors and the economic value of their respective life insurance coverage: John Galligan $439; John Gempler $253; Arthur Keesler $713; Kenneth C. Klein $75; Gibson McKean $531; and Edward Sykes $227.

                        REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors of Jeffersonville Bancorp ("Company") is responsible for providing independent, objective oversight of the Company's accounting functions, internal controls and financial reporting process. The Audit Committee is composed of 3 directors, each of whom is independent as defined by the NASDAQ's listing standards. The Audit Committee operates under a written charter approved by the Board of Directors a copy of which is attached hereto as Appendix B. Prior to any new engagement representing a permissible audit or non-audit activity, approval of the Audit Committee is required.

     Management is responsible for the Company's internal controls and financial reporting process. The Company's independent accountants, KPMG LLP ("KPMG"), are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee the financial reporting and audit processes.

     In connection with these responsibilities, the Company's Audit Committee met with management and the independent accountants to review and discuss the Company's December 31, 2003 consolidated financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Examining Committees).

     Based upon the Audit Committee's discussions with management and the independent accountants, and its review of the information described in the preceding paragraph, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, to be filed with the Securities and Exchange Commission.

                                           THE AUDIT COMMITTEE
                                           John W. Galligan (Chairman)
                                           James F. Roche
                                           Douglas A. Heinle

Audit Fees

     The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual consolidated financial statements for the fiscal year ended December 31, 2003, and fees billed for other services provided by KPMG LLP during 2003.

     Audit fees                                             $111,500
     Audit related fees (1)                                 $ 16,900
                                                            --------
     Audit and audit related fees                           $128,400
     Tax fees (2)                                           $ 77,750
     All other fees                                         $    --
                                                            --------
     TOTAL FEES                                             $206,150
                                                            ========

     The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual consolidated financial statements for the fiscal year ended December 31, 2002, and fees billed for other services provided by KPMG LLP during 2002.

     Audit fees                                             $ 98,000
     Audit related fees                                     $     --
                                                            --------
     Audit and audit related fees                           $ 98,000
     Tax fees (2)                                           $ 89,560
     All other fees                                         $    --
                                                            --------
     TOTAL FEES                                             $187,560
                                                            ========

(1) Audit related fees consisted of fees for a limited scope audit of the Company's pension plan financial statements.

(2) Tax fees consisted of fees for tax consultation and tax compliance services.

                     REPORT OF THE COMPENSATION COMMITTEE

     This Committee establishes policies relating to the compensation of employees, officers and executive officers of the Company and the Bank. All decisions by the Personnel Committee are ratified by the Board of Directors.

     Compensation levels for officers and executive officers from March 1, 2004 through February 28, 2005 were fixed by the Board of Directors based on recommendations of the Committee. The base compensation paid to the executive officers in 2003 was, on the average, approximately 8.3% above that paid in 2002.

     The compensation recommended and approved for executive officers is intended to further the earnings and financial strength of the Company through the focus of attention on efficient and productive operations in an increasingly competitive environment. In making its recommendations for executive officer compensation, including that for the Chief Executive Officer of the Bank, the Committee considers a number of factors, including an appraisal of the officer's performance, the earnings performance of the Company, and information supplied by a regionally recognized compensation consulting firm.

     The Bank's management performance was above average in 2003 despite the challenging economic conditions.

     The base compensation of the Chief Executive Officer of the Bank, Raymond Walter, was increased in 2003 by $11,878 over 2002 and following a base increase from 2001 to 2002 of $9,411. The average profit sharing percentage paid to Mr. Walter for the period 2001 to 2003, was 19.1%.

     The Committee based its recommendation largely on Mr. Walter's performance as President of the Bank in 2002-2003, as well as past performance, and the Committee believes he has shown the ability to effectively lead the Company and respond to a challenging and changing business environment.

                                               COMPENSATION COMMITTEE
                                               Edward T. Sykes (Chairman)
                                               John Gempler
                                               James F. Roche

                         TRANSACTIONS WITH MANAGEMENT

     In the ordinary course of its banking business, the Bank has made and anticipates it will continue to make loans to its directors and executive officers and related parties or entities. It is the belief of management that these loans are made in the ordinary course of the Bank's business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other Bank customers, and do not involve more than the normal risk of collectability or other unfavorable features.

                      COMPENSATION COMMITTEE INTERLOCKS

     Edward Sykes, a director of the Company and the Bank, is the President of Mike Preis Insurance Company. During fiscal 2003, the Company engaged Mike Preis Insurance to provide insurance services to the Company and the Bank for premiums of $184,245 at market rates in the ordinary course of business.

                     COMPARATIVE STOCK PERFORMANCE GRAPH

     The graph below sets forth the cumulative total shareholder return on the Company's Common Stock for the last five fiscal years. Total shareholder return is measured by dividing total dividends (assuming dividend reinvestment) for the measurement period plus share price change for a period by the share price at the beginning of the measurement period. The Company's cumulative shareholder return over a five-year period is based on an investment of $100 on December 31, 1998 and the reinvestment of all dividends since that date to December 31, 2003 and is compared to the cumulative total return of the NASDAQ - Total US index and the NASDAQ Financial Companies Index and SNL $250M - $500M Bank Index prepared by SNL Securities LC. We are using a different index (SNL $250M-$500M Peer Index) from the index used (NASDAQ Financial Companies Index) in our proxy statement for our 2003 annual meeting of shareholders. We selected the SNL Peer Index because it is more comparable to the Company given the market capitalization of the Company. We have included the NASDAQ Financial Companies Index in the performance graph because applicable regulations require both the new and the old index to be shown if the Company uses a different index from that used for the graph in the preceding year's proxy statement. We will not include the NASDAQ Financial Companies Index in next year's proxy statement. The data used was obtained from published sources and is believed to be accurate.

                  COMPARISON OF FIVE-YEAR CUMULATIVE RETURN
                     FISCAL YEAR ENDED DECEMBER 31, 2003

                                   (GRAPH)


                                                                           Period Ending
---------------------------------------------------------------------------------------------------------------------------
INDEX                                   12/31/98       12/31/99       12/31/00      12/31/01       12/31/02       12/31/03
---------------------------------------------------------------------------------------------------------------------------
Jeffersonville Bancorp                   100.00         111.95         109.58        129.22         266.48         313.93
NASDAQ - Total US                        100.00         185.95         113.19         89.65          61.67          92.90
NASDAQ Financial Index<F1>               100.00          99.34         107.40        117.96         121.48         164.30
SNL $250M-$500M Bank Index               100.00          93.03          89.58        127.27         164.11         237.11
---------------------------------------------------------------------------------------------------------------------------


<F1> Source: CRSP, Center for Research in Security Prices, Graduate School of
     Business, The University of Chicago, 2004. Used with permission. All rights reserved. crsp.com



                 DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS
                      FOR INCLUSION IN PROXY STATEMENT

     Any proposal which a shareholder wishes to have included in the Company's proxy statement and form of proxy relating to the Company's 2005 annual meeting of shareholders under Rule 14a-8 of the Securities and Exchange Commission must be received by the Company's Secretary at P.O. Box 398, Jeffersonville, New York 12748 by November 29, 2004. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and form of proxy for the meeting any shareholder proposal which does not meet the requirements of the Securities and Exchange Commission in effect at the time. Any other proposal for consideration by shareholders at the Company's 2005 annual meeting of shareholders must be delivered to, or mailed to and received by, the Secretary of the Company by November 29, 2004.

                                OTHER MATTERS

     The cost of solicitation of proxies will be borne by the Company. The Company has retained American Stock Transfer and Trust Company to assist in the mailing of proxies and the Company will reimburse AST for the mailing costs and for out-of-pocket expenses. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of those voting the proxies.

                                      BY THE ORDER OF THE BOARD OF DIRECTORS

                                      Arthur E. Keesler
                                      Chairman

Jeffersonville, New York
March 19, 2004

APPENDIX A

                  THE FIRST NATIONAL BANK OF JEFFERSONVILLE
            NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

PURPOSE

     The Nominating and Corporate Governance Committee is appointed by the Board to (1) assist the Board by identifying individuals qualified to become Board members and by recommending to the Board the director nominees for the next annual meeting of stockholders; (2) to develop and recommend to the Board a set of corporate governance principles applicable to the Company; (3) to lead the Board in its annual review of the Board's performance; and (4) to recommend to the Board director nominees for each Board committee.

COMMITTEE MEMBERSHIP

     The Nominating and Corporate Governance Committee shall consist of no fewer than three members of the Board as determined by the Board of Directors, all of whom shall meet the independence requirements of the NASDAQ Stock Market Inc. and any other standards of independence as may be prescribed for purposes of any federal securities laws regulating the Company's duties and responsibilities and shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

     The members of the Nominating and Corporate Governance Committee shall be appointed by the Board on recommendation of the Nominating and Corporate Governance Committee. Nominating and Corporate Governance Committee members may be removed and replaced by the Board.

COMMITTEE POWERS, AUTHORITY, DUTIES, RESPONSIBILITIES

     1. The Nominating and Corporate Governance Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates, including the sole authority to approve the search firm's fees and other retention terms. The Nominating and Corporate Governance Committee shall also have the authority to obtain advice and assistance from internal or outside legal, accounting, or other advisors.

     2. The Nominating and Corporate Governance Committee shall establish criteria for the selection of new directors, evaluate the qualifications and independence of potential candidates for director, including any nominees submitted by stockholders under and in accordance with the provisions of the Company's Bylaws, and recommend to the Board the number of directors to be elected and a slate of nominees for election at the next annual meeting or any special meeting of stockholders and any person considered to fill a Board vacancy or a newly created directorship resulting from any increase in the authorized number of directors.

     3. The Nominating and Corporate Governance Committee shall identify potential candidates for nomination as directors on an on-going basis, in such manner as the Committee deems appropriate.

     4. The Nominating and Corporate Governance Committee shall oversee the orientation of newly elected directors.

     5. The Nominating and Corporate Governance Committee shall annually recommend to the Board director nominees for each Board committee, taking into account the listing standards of the NASDAQ Stock Market Inc. and applicable laws, rules, regulations, including, with respect to the Compensation Committee, whether Compensation Committee members meet the definitions of (a) a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities and Exchange Act of 1934, as amended and (b) an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986 as amended. The Nominating and Corporate Governance Committee shall also advise the Board on removal of any Board committee members.

     6. The Nominating and Corporate Governance Committee shall receive comments from all directors and report annually to the Board on an assessment of the Board's performance, to be discussed with the Board following the end of the fiscal year. The Nominating and Corporate Governance Committee shall also establish and oversee an annual evaluation performance of management and oversee the annual self-assessment of the Board.

     7. The Nominating and Corporate Governance Committee shall review and reassess the adequacy of the corporate governance principles of the Company annually and recommend any proposed changes to the Board for approval, including any changes in director fees and qualifications.

     8. The Nominating and Corporate Governance Committee shall review and assess the Company's compliance with the corporate governance guidelines and requirements established by the NASDAQ Stock Market Inc. and the requirements established under the Sarbanes-Oxley Act and by applicable laws and regulations.

     9. The Nominating and Corporate Governance Committee may form and delegate authority to subcommittees if determined to be necessary and advisable.

     10. The Nominating and Corporate Governance Committee shall make reports to the Board at its next regularly scheduled meeting following the meeting of the Nominating and Corporate Governance Committee accompanied by any recommendation to the Board.

     11. The Nominating and Corporate Governance Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes for the Board for the approval.

     12. The Nominating and Corporate Governance Committee shall annually review it own performance and present to the Board an annual performance evaluation of the Committee.

     13. The Nominating and Corporate Governance Committee shall have such other authority and responsibilities as may be assigned to it from time to time by the Board.

Adopted by the Board of Directors on February 24, 2004.

APPENDIX B

                           AUDIT COMMITTEE CHARTER

STATEMENT OF PURPOSE

The Audit Committee for Jeffersonville Bancorp (the "Corporation"), which is composed solely of directors who are independent of management, serves as the Audit Committee of the Corporation, and its subsidiaries, including The First National Bank of Jeffersonville (the "Bank").

The Audit Committee is appointed by the Board of Directors and the primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities to Corporation and its shareholders. The Audit Committee's primary duties and responsibilities are to:

     o Monitor the integrity of the Corporation's financial reporting process, systems of internal control, accounting procedures and legal compliance.

     o Monitor the independence and performance the Corporation's independent auditors and internal auditing department.

     o Provide an open avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

     o Assume the sole authority for the appointment, compensation, and oversight of the work of any registered public accounting firm employed by the Corporation (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. Each registered public accounting firm employed by the Corporation shall report directly to the Audit Committee.

COMPOSITION

The Audit Committee shall be composed of no fewer than three members of the Board of Directors, each of whom shall meet the independence, experience and expertise requirements of the NASDAQ Stock Market, the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated there under, Section 36 of the Federal Deposit Insurance Act, Part 363 of the regulations of the Federal Deposit Insurance Corporation and any applicable rules and regulations that establish criteria for an independent audit committee.

At least one member of the Audit Committee shall be an "audit committee financial expert" within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002 and the rules of the SEC thereunder. In the event the Audit Committee does not have an "audit committee financial expert," the Audit Committee shall disclose this fact in the Corporation's annual proxy statement.

All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least two members of the Audit Committee shall have accounting or related financial management and banking expertise as required by Part 363 of the rules and regulations of the FDIC and Appendix A thereto.

The members of the Audit Committee, and its Chair, shall be elected by the Board of Directors of the Corporation at a regular meeting of the Board of Directors. Audit Committee members may be removed and replaced by the Board of Directors, and shall serve until their successors are duly elected and qualified.

MEETINGS

The Audit Committee shall hold regular meetings, as necessary, but will meet at least four times annually. Special meetings may be called by the Chair of the Audit Committee or at the request of the independent auditor or the Corporation's internal auditor. In order to foster open communication, the Audit Committee should meet at least annually with the Corporation's internal auditor and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.

IN CARRYING OUT THESE RESPONSIBILITIES, THE AUDIT COMMITTEE WILL:

GENERAL COMMITTEE AUTHORITY AND RESPONSIBILITY
----------------------------------------------

1. Review and assess the adequacy of this Charter at least annually, and recommend any proposed changes to the Board of Directors for approval.

2. Review and discuss the organization's annual audited financial statements with management and the independent auditors the Corporation's disclosures under "Management's Discussion and Analysis of Results of Operations and Financial Condition" in the Annual Report on Form 10-K. Recommend to the Board of Directors whether the audited financial statements should be included in the Corporation's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

3. Review with management and the independent auditors the quarterly reports on Form 10-Q.

4. Meet at least annually with the chief financial officer and the members of management, the internal auditor and the independent auditors, in separate executive sessions.

5. Review with management the Corporation's earnings press releases, including the use of "pro-forma" or "adjusted" non-GAAP financial information, as well as financial information and earnings guidance provided to analysts and rating agencies.

6. Approve in advance all audit engagement fees and terms and any permissible non-audit engagements with the independent auditors. The Audit Committee may, in its discretion, establish a pre-approval policy for permissible non-audit services. Any such pre-approval policy and procedures shall be published on the Corporation's website.

7. Approve major changes to the Corporation's auditing practices and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

8. Meet periodically with management, internal audit staff and the independent auditors to review the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures.

9. Approve a report for inclusion in the Corporation's proxy statement for its annual meeting of shareholders that describes the Audit Committee's composition and responsibilities, the independence of the members of the Audit Committee and other matters required to be addressed by applicable regulations.

10. Conduct or authorize investigations into any matters within the Committee's scope of responsibilities.

11. Engage and obtain the advice and assistance from outside legal, accounting and other advisers, as necessary. The Corporation shall provide appropriate funding therefore as requested by the Audit Committee. The Audit Committee may ask members of management or others to attend a meeting and provide pertinent information as necessary.

12. Prepare and maintain minutes of each Audit Committee meeting and approve such minutes at the next appropriate Committee meeting and make reports to the Board of Directors at the next regularly scheduled meeting following a meeting of the Audit Committee with such recommendations as the Audit Committee may deem appropriate.

13.  Form and delegate authority to subcommittees, as necessary or advisable.

14.  Review annually the performance of the Audit Committee itself.

OVERSIGHT OF CORPORATION'S RELATIONSHIP WITH INDEPENDENT AUDITORS
-----------------------------------------------------------------

1. Sole authority to appoint the independent auditors to be retained by the Corporation, approve the compensation of the independent auditors, and be directly responsible, and have the sole authority, for the evaluation of the performance of the independent auditor, and if so determined by the Audit Committee, have the exclusive authority to discharge or replace the independent auditors.

2. Review the experience and qualifications of the senior members of the independent auditors team.

3. Obtain and review a report from the independent auditor at least annually describing (a) the auditor's internal quality-control procedures, and (b) any material issues raised by the most recent quality control review, or peer review, of the auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the auditor, and any steps taken to deal with any such issues.

4. On an annual basis in order to determine the accountant's independence, the Committee should review and discuss with the accountants their independence, all significant relationships the accountants have with the Corporation and receive a formal written statement from the independent accountants delineating all relationships between the independent accountants and the Corporation required by Independence Standards Board Standard No. 1, as may be modified or supplemented. Discuss with the independent accountant any disclosed relationships or services that may impact the objectivity and independence of the accountant.

5. Meet with the independent auditors and the internal auditor of the Corporation to review the scope of the proposed audit for the current year. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Corporation's response to any such problems or difficulties and to any management letter as required by Statement of Auditing Standards No. 61 relating to the conduct of the audit. At the conclusion of the annual examination, review:

     a. The Corporation's annual financial statements and related footnotes.

     b. The independent accountant's report on the financial statements resulting from their audit and their report thereon.

     c. Any significant changes required in the independent accountant's annual plan.

     d. Any serious difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information or disputes with management encountered during the course of the audit.

     e.   Any changes required in the planned scope of internal audit.

6. Assure regular rotation of the lead audit partner in accordance with applicable law and consider whether, in order to assure continuing auditor independence, there should be a regular rotation of the audit firm itself.

7. Establish clear hiring policies relating to the retention by the Corporation of employees or former employees of the independent auditor.

8. Review the adequacy of the Corporation's and each subsidiaries' systems of internal controls by obtaining from the independent auditors and internal auditors their recommendations regarding internal controls and other matters relating to the accounting procedures of the Corporation and the Bank and its subsidiaries and reviewing the correction of controls deemed to be deficient.

SYSTEM OF INTERNAL CONTROL:
---------------------------

1. Review the internal audit function of the Corporation including the independence and authority of its reporting obligations, the Corporation's Audit Policy, and the proposed audit plan for the coming year.

2. Review the appointment and replacement of the senior internal auditing executive.

3.   Consider and review with the internal auditor:

     a. Significant findings and reports to management prepared by the internal auditor and management's response thereto.

     b. Any difficulties encountered in the course of their audits, including any restrictions on the scope f their work or access to required information.

     c.   Any changes required in the planned scope of their audit plan.

     d. The Audit Department budget including staff compensation, training and staffing.

     e.   Regulatory examination findings.

     f. The internal audit department responsibilities, budget and staffing, the independent auditors assessment of the adequacy of the Corporation's internal control structure and procedures of the Corporation for financial reporting.

FINANCIAL REPORTING:
--------------------

1. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

2. Consider and recommend to the Board of Directors, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, the internal auditor, or management.

3. Review with the independent accountants, the internal auditor, and management the extent to which changes or improvements in financial or accounting practices, as approved by the Board of Directors, have been implemented.

COMPLIANCE OVERSIGHT RESPONSIBILITIES:
--------------------------------------

1. Review periodically with management the Corporation's Code of Business Conduct and Ethics and corporate compliance with that Code and advise the Board of Directors with respect to the Corporation's policies and procedures regarding compliance with applicable laws and regulations and with the Corporation's Code of Business Conduct and Ethics.

2. Review, with management or with the Corporation's legal counsel, any legal, regulatory or compliance matter reported to the Committee and any legal matters that may have a material impact on the financial statements or the Corporation's compliance policies

3. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

4. Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Corporation or any subsidiary of concerns regarding questionable accounting or auditing matters.

LIMITATION OF AUDIT COMMITTEE'S ROLE

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent accountant.

Adopted by the Board of Directors as of March, 2, 2004.

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

REVOCABLE PROXY

                           JEFFERSONVILLE BANCORP
                P.O. BOX 398, JEFFERSONVILLE, NEW YORK 12748

            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                           JEFFERSONVILLE BANCORP

The undersigned hereby appoints, Barbara Hahn and Salvatore Princiotta with full power of substitution and resubstitution, proxies of the undersigned, with all of the powers that the undersigned would possess if personally present to cast all the votes which the undersigned would be entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") of Jeffersonville Bancorp to be held on Tuesday, April 27, 2004 at The First National Bank of Jeffersonville, 4866 State Route 52, Jeffersonville, New York commencing at 3:00 p.m., Jeffersonville, New York time, and any and all adjournments thereof, including (without limiting the generality of the foregoing) to vote and act as indicated on the reverse side.

In their discretion, the proxies are authorized to vote upon such business as may properly come before the Annual Meeting. This Proxy will be voted at the Annual Meeting or any adjournment thereof in accordance with the instructions set forth on the reverse, or in the event no instructions are set forth, this Proxy will be voted FOR each of the nominees for director and FOR the ratification of the appointment of KPMG LLP as independent auditors.

The undersigned may revoke this proxy at any time before it is voted by delivering either written notice of revocation of the proxy or a duly executed proxy bearing a later date to Charles E. Burnett, of the Company, or by attending the Annual Meeting and voting in person.

              (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                      ANNUAL MEETING OF STOCKHOLDERS OF
                           JEFFERSONVILLE BANCORP
                               APRIL 27, 2004

              Please date, sign and mail your proxy card in the
                   envelope provided as soon as possible.


vvv Please detach along perforated line and mail in the envelope provided. vvv


   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
    ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]


1.   ELECTION OF DIRECTORS:

     a.   Three Nominees to serve three-year terms expiring at 2007 Annual
          Meeting.

[  ] FOR ALL NOMINEES
[  ] WITHHOLD AUTHORITY FOR ALL NOMINEES
[  ] FOR ALL EXCEPT (See instructions below)

NOMINEES:

[  ] Douglas A. Heinle
[  ] James F. Roche
[  ] Kenneth C. Klein

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [X]


2. Proposal to ratify the appointment of the firm of KPMG LLP as independent auditors of Jeffersonville Bancorp for the fiscal year ending December 31, 2004.

[  ] FOR
[  ] AGAINST
[  ] ABSTAIN


3. In their discretion, the proxies to vote upon such other business as may properly come before the Annual Meeting.


PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED STAMPED, ADDRESSED RETURN ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]

Signature of Stockholder                            Date:
Signature of Stockholder                            Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.